                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 14, 2002

                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)


          GEORGIA                      001-13183                56-2122873
----------------------------    ------------------------     ----------------
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)


  8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA                30350
  ----------------------------------------------                -----
     (Address of principal executive offices)                 (Zip Code)


                                 (770) 394-6000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   Exhibits:

Exhibit Number    Description
--------------    -----------
99.1              Certifications of Charles S. Roberts and Stephen M. McAleer
                  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Press Release of Roberts Realty Investors, Inc. regarding its earnings for the three months ended September 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE

On November 14, 2002, Roberts Realty Investors, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the certifications of Roberts Realty's Chief Executive Officer, Charles S. Roberts, and Chief Financial Officer, Stephen M. McAleer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which certifications are attached as
Exhibit 99.1 to this Current Report on Form 8-K.

Also on November 14, 2002, Roberts Realty issued the press release attached as
Exhibit 99.2 regarding its earnings for the three months ended September 30, 2002.

The certifications attached as Exhibit 99.1 are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Regulation FD, and they are not being filed as part of the Roberts Realty's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The press release attached as Exhibit
99.2 is not filed but is furnished pursuant to Regulation D.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                   ROBERTS REALTY INVESTORS, INC.


Dated:   November 14, 2002               By:  /s/ Stephen M. McAleer
                                              ----------------------
                                              Stephen M. McAleer
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Certifications of Charles S. Roberts and Stephen M. McAleer
                  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Press Release of Roberts Realty Investors, Inc. regarding its earnings for the three months ended September 30, 2002.